                                                                    Exhibit 10.1
                                                                    ------------


                          LEASE TERMINATION AGREEMENT

                                     among

         HUMPHREY HOSPITALITY MANAGEMENT, INC., a Maryland corporation

         SUPERTEL HOSPITALITY MANAGEMENT, INC., a Maryland corporation

           HUMPHREY HOSPITALITY TRUST, INC., a Virginia corporation

   HUMPHREY HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership

       E&P FINANCING LIMITED PARTNERSHIP, a Maryland limited partnership

    SOLOMONS BEACON INN LIMITED PARTNERSHIP, a Maryland limited partnership

                                      and

                   TRS LEASING, INC., a Virginia corporation

                         dated as of December 31, 2001

                          LEASE TERMINATION AGREEMENT

               LEASE TERMINATION AGREEMENT dated as of December 31, 2001, among Humphrey Hospitality Management, Inc., a Maryland corporation ("HHM"), Supertel Hospitality Management, Inc., a Maryland corporation ("Supertel"), Humphrey Hospitality Trust, Inc., a Virginia corporation (the "REIT"), Humphrey Hospitality Limited Partnership, a Virginia limited partnership ("HUMP OP"), E&P Financing Limited Partnership, a Maryland limited partnership ("E&P OP"), Solomons Beacon Inn Limited Partnership, a Maryland limited partnership ("Solomons") and TRS Leasing, Inc, a Virginia corporation (the "TRS").

                             W I T N E S S E T H:

               WHEREAS, the Lessees and the Lessors (each as defined below) have entered into lease agreements with respect to the hotels described in Exhibit
                                                                      -------
1(a) hereto (as such agreements may have been amended or modified, each a "Lease
----
Agreement" and collectively, the "Lease Agreements"); and

               WHEREAS, certain parties hereto have entered into the agreements described in Exhibit 1(b) hereto (as such agreements may have been amended or
             ------------
modified, the "Ancillary Agreements"); and

               WHEREAS, the parties desire to provide for the termination of the Lease Agreements and the termination of the Ancillary Agreements subject to the terms and conditions described herein; and

               WHEREAS, the parties desire to set forth other agreements and covenants as set forth herein;

               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties do hereby agree as follows:

Section 1.     Definitions.
               -----------

               (a)  Certain Definitions. For purposes of this Agreement the
                    -------------------
following words and phrases shall have the meanings set forth below:

               "Administrative Services Agreement" shall mean the Financial and
                ---------------------------------
Administrative Services Agreement, dated as of January 1, 2001, as amended, by and between the REIT, HUMP OP, E&P OP and HHM.

               "Aggregate Lease Termination Payment" shall mean One Million
                -----------------------------------
Eight Hundred Thousand Dollars ($1,800,000.00).

               "Contracts" shall mean, with respect to any Hotel, all contracts
                ---------
to which a Lessee is a party or is otherwise obligated relating to the operation of such Hotel other than (i) any Lease Agreement, Franchise Agreement, or License and (ii) any such contracts with or between a Lessee and an affiliate of any of the Lessees.

          "Excluded Material Contract" shall mean (i) any Material Contract in
           --------------------------
existence as of the date of this Agreement which is not disclosed on Exhibit 14
                                                                     ----------
hereto, and (ii) any Material Contract executed after the date of this Agreement without the prior written consent of the TRS.

          "Franchise Agreement" shall mean, with respect to any Hotel, the hotel
           -------------------
franchise agreement under which such Hotel is operated as set forth on Exhibit
                                                                       -------
2(d).
----

          "Franchisors" shall mean the franchisors under the Franchise
           -----------
Agreements (each a "Franchisor").

          "GAAP" shall mean generally accepted accounting principles and
           ----
procedures in the United States, based on the Uniform System.

          "Hotels" shall mean the hotels subject to the Lease Agreements
           ------
described in Exhibit 1(a) hereto.
             ------------

          "Lessees" shall mean, collectively, HHM and its wholly-owned
           -------
subsidiary Supertel (each a "Lessee").

          "Lessors" shall mean, collectively, HUMP OP, E&P OP and Solomons (each
           -------
a "Lessor").

          "Licenses" shall mean, with respect to any Hotel, all licenses,
           --------
operating permits and other governmental authorizations that may be necessary for the operation of such Hotel, including liquor licenses.

          "Material Contract" shall mean any Contract applicable to one or more
           -----------------
Leased Hotels which (i) requires annual payments by any Lessee or an affiliate of a Lessee of $5,000 or more or (ii) requires the delivery of more than 10 room nights per month in exchange for services.

          "REIT Parties" shall mean the REIT, the TRS and the Lessors
           ------------
collectively.

          "Significant Supplies" shall mean the following supplies as required
          ---------------------
by a Franchisor: (i) irons/ironing boards, (ii) coffee makers, (iii) kitchen supplies for guest rooms in any extended stay hotels, (iv) linens and (v) other operational supplies, including paper products, cleaning materials and similar items.

          "Uniform System" shall mean the then current edition of the "Uniform
           --------------
System of Accounts for the Lodging Industry" published by the American Hotel and Motel Association, with such modifications as may be required by the provisions of this Agreement.

          (b)  Other Definitions.  For purposes of this Agreement, the following
               -----------------
words and phrases shall have the meanings set forth in the respective sections hereof or exhibits hereto set forth below:

            Ancillary Agreements                          Recitals
            E&P OP                                        Preamble
            HHM                                           Preamble
            Hotel Employees                               6
            HUMP OP                                       Preamble
            Lease Agreements                              Recitals
            Leased Hotels                                 2(a)
            Lessee Indemnitees                            21(c)
            Lessee Indemnitees                            13(c)
            Liabilities                                   13(b)
            Long Term Management Agreements               2(f)
            Management Agreement                          2(e)
            PIP                                           2(c)
            REIT                                          Preamble
            REIT Indemnities                              13(b)
            Sale Hotels                                   2(a)
            Short Term Management Agreement               2(f)
            Solomons                                      Preamble
            Supertel                                      Preamble
            Termination Date                              4(b)
            TRS                                           Preamble

Section 2.  Termination of Lease Agreements and Related Matters.
            ---------------------------------------------------

            (a)  Termination of Lease Agreements.  Subject to the terms and
                 -------------------------------
conditions set forth herein, the Lessors, the Lessees and the TRS hereby agree that on the Termination Date (i) the Lease Agreements for the hotels described on Exhibit 1(a) as Sale Hotels (the "Sale Hotels") shall be terminated with retroactive effect to June 1, 2001, and (ii) the Lease Agreements for the Hotels on Exhibit 1(a) other than the Sale Hotels (the "Leased Hotels") shall be terminated effective as of 11:59 p.m. on December 31, 2001. Notwithstanding the foregoing, effective as of the Termination Date, upon request by the Lessors, the Lessees will assign certain of the Lease Agreements to the TRS.

            (b)  Ancillary Agreements. Effective as of the Termination Date, the
                 --------------------
Ancillary Agreements shall terminate.

            (c)  Surrender of Leased Property. Subject to the terms and
                 ----------------------------
conditions set forth herein, on the Termination Date, each Lessee shall remise, release, surrender and quitclaim all right, title and interest of such Lessee in and to the Lease Agreements relating to the Leased Hotels.

            (d)  Franchise Agreements.
                 --------------------

                 (i) Subject to the terms and conditions set forth herein, each Lessee for each Hotel operating under a Franchise Agreement as set forth on
     Exhibit 2(d) shall exercise its good faith commercial efforts to assist the
     ------------
     TRS and the Lessors in obtaining
     an assignment of each Franchise Agreement or a replacement franchise agreement (or commitment therefor) of the same brand for the balance of the existing term in favor of the TRS (or, in the case of the Sale Hotels, the TRS or the Lessor) on terms then applicable for the issuance of such replacement franchise agreements (or commitments therefor) and effective as of the Termination Date (or such other date as may be requested by the REIT), including without limitation executing any termination agreements or other documents reasonably required by the Franchisors to effect such transfer or replacement.

               (ii) Notwithstanding Section 2(d)(i) above, if the REIT determines, in its sole discretion, that a Franchisor's Product Improvement Plan ("PIP"), new franchise terms or change of ownership terms or costs with respect to one or more Hotels are unreasonable, the REIT may elect to so notify the Lessees, in which event, at the direction of the REIT, the Lessees shall either (A) maintain the Franchise Agreement for that Hotel, subject to the right of the REIT or the TRS to require the Lessees to transfer the franchise license to the TRS at any time upon notice from the REIT, subject to Franchisor consent, or (B) terminate the Franchise Agreement (in which event the REIT shall pay all costs associated with terminating such Franchise Agreement). In the event the REIT so notifies the Lessees that the REIT has determined that the Lessees shall maintain a Franchise Agreement, (i) the TRS or the Lessor shall be responsible for paying or reimbursing the Lessees for the franchise fees payable by Lessees to the Franchisor under any such Franchise Agreement after the Termination Date and (ii) the Lessees shall exercise good faith commercial efforts to assist the TRS in obtaining an assignment or replacement of each such Franchise Agreement for the TRS or a Lessor, if requested by the REIT.

               (iii) The REIT Parties will pay all documented change of ownership fees, termination fees, PIP costs and/or other fees and costs required by the Franchisors and incurred in connection with Section 2(d)(i) and (ii) hereof. Notwithstanding the foregoing, the Lessees will continue to pay when due, and will be responsible for, all franchise fees payable under the Franchise Agreements through the Termination Date. Subject to the provisions of this Agreement and the Short Term Management Agreements, the REIT Parties shall reimburse the Lessees for all franchise fees payable under the Franchise Agreements with respect to the Sale Hotels arising on or after June 1, 2001. Upon request by the REIT Parties, the Lessees will request from the Franchisors, and deliver to the REIT Parties upon receipt, estoppel letters with respect to the Franchise Agreements.

          (e)  Contracts.  Subject to the terms and conditions set forth herein,
               ---------
the Lessees shall use their good faith reasonable commercial efforts to assign and transfer to the TRS, all Contracts with respect to each Hotel effective as of the Termination Date, and the TRS shall assume such assigned and transferred Contracts; provided, however, that if (i) any such Contract is not permitted to
           --------  -------
be assigned or (ii) the TRS or the REIT elects (by written notice delivered to the Lessees no less than thirty (30) days prior to the Termination Date) not to accept and assume any such Contract, the Lessees shall use their good faith reasonable commercial efforts to terminate such Contract as of the Termination Date and the REIT Parties will pay all documented third party costs resulting from the early termination of such Contracts.

               (f)   Management Agreements. On the Termination Date, (i) the
                     ---------------------
Lessors for the Sale Hotels and the Lessees for the Sale Hotels shall enter into one or more management agreements in the form attached as Exhibit 2(f)(i) hereto
                                                          ---------------
(the "Short Term Management Agreement") with respect to the Sale Hotels and providing for management fees and termination fees as described on Exhibit
                                                                   -------
2(f)(ii) hereto retroactive to June 1, 2001, and, (ii) the TRS and the Lessees
--------
will enter into one or more management agreements with respect to the Leased Hotels in the form attached as Exhibit 2(f)(i) hereto (the "Long Term Management
                               ---------------
Agreements" and together with the Short Term Management Agreements, the "Management Agreements") and providing for management fees and termination fees as described on Exhibit 2(f)(ii) hereto and (iii) the TRS and HHM shall enter
                ----------------
into an administrative services agreement in the form of Exhibit 2(f)(iii)
                                                         -----------------
hereto. If any of the Sale Hotels have not been sold by March 31, 2002, then effective April 1, 2002, (A) the Short Term Management Agreements shall be amended to provide for management fees with respect thereto as set forth on
Exhibit 2(f)(ii) hereto (provided that no termination fee shall be payable with
----------------
respect to the sale of a Sale Hotel at any time) and (B) at the election of the REIT Parties and upon notice from the REIT to the Lessees, the Lessees, the TRS and the Lessors shall execute an assignment of the Short Term Management Agreements with respect to the Sale Hotels from the Lessor to the TRS.

               (g)   Consents. If the parties are unable to obtain all the
                     --------
necessary consents to the termination of one or more of the Lease Agreements hereunder on or prior to the Termination Date, such Lease Agreements shall continue to remain in full force and effect until all required consents are obtained, at which time such Lease Agreements shall be terminated in accordance with the terms hereof. If all of the third party consents described on Exhibits
                                                                       --------
16(a)(ii) and 16(b)(ii) hereto are not obtained by December 31, 2001 (which date
---------     ---------
may be extended by mutual agreement of the parties) with respect to one or more Leased Hotels, the Lease Agreements with respect to such Leased Hotels shall continue until such consents are obtained and the closing of the transactions contemplated by this Agreement with respect to such Leased Hotels will occur as soon as practicable after all such consents have been obtained. Upon such closing, the parties will make closing pro ration adjustments hereunder as if such Lease Agreements had been terminated, and Management Agreements became effective, at the close of business on December 31, 2001. Notwithstanding the foregoing, (i) the Lessees will continue to pay all Rent (under each such Lease Agreement) due and owing through the actual termination date for such Lease Agreement and (ii) if (A) HHM has not met the requirements of Section 9(a)(iv) hereof or Section 21.09 of the Management Agreements on or prior to December 31, 2001, or (B) the consents described in Exhibits 16(a)(ii) and 16(b)(ii) are not
                                       ------------------     ---------
obtained on or prior to December 31, 2001, this Agreement shall terminate without liability of any party to any other party hereunder.

Section 3.     Consideration and Payments.
               --------------------------

               (a)   Termination Consideration. As consideration for the
                     -------------------------
termination of the Lease Agreements and the Ancillary Agreements, on the Termination Date (or such other date pursuant to Section 3(c)(ii) hereof, the
                                                 ----------------
TRS shall pay to HHM the Aggregate Lease Termination Payment. The Aggregate Lease Termination Payment shall be allocated to the Lease Agreements for the applicable Leased Hotels as described in Exhibit 1(a) hereto (as so allocated to
                                         ------------
a Leased Hotel, an "Individual Lease Termination Payment"). Notwithstanding the foregoing or any other provision in the Lease Agreements or the Ancillary Agreements, (i) no termination fee or any other fee or cost shall be payable by the REIT Parties to the Lessees upon termination of the Lease Agreements for the Sale Hotels or otherwise in connection with the sale of the Sale Hotels and (ii) no fees will be payable by the REIT Parties to the Lessees in connection with the sale of any Leased Hotel, other than as specifically set forth in the Management Agreements.

           (b)   Operational Settlement.
                 ----------------------

                 All of the items described on Exhibit 3(b) hereto shall be
                                               ------------
allocated and prorated as of 12:01 a.m. on the Termination Date (the "Cutoff Time") (or, in the case of the Sale Hotels, retroactively to 12:01 a.m. June 1,
2001) in the manner described in Exhibit 3(b) and appropriate credits ensuing
                                 ------------
therefrom shall be given to the TRS (or, in the case of the Sale Hotels, the appropriate Lessor) and the Lessees as adjustments to the Aggregate Lease Termination Payment and the appropriate Individual Lease Termination Payment and the other payments due and owing hereunder.

           (c)   Additional Payments.
                 -------------------

                 (i) On the Termination Date, the REIT Parties shall pay or cause to be paid to the appropriate Lessees (A) all amounts accrued and owing through the Termination Date pursuant to the Administrative Services Agreement, and (B) the purchase price for the Accounts Receivable in accordance with Section 3(d) hereof.

                 (ii) On the Termination Date, the Lessees shall (A) pay all Rent (as defined in the Lease Agreements) accrued and owing through the Termination Date, and (B) pay or make provisions for payment of all trade payables with respect to the Hotels when and as they become due. In the event that all Rent due and owing from the Lessees to the Lessors through the Termination Date is not paid on the Termination Date, (i) all such Base Rent (as defined in the Lease Agreements) and Impositions (as defined in the Lease Agreements) shall be paid on or before the tenth (10/th/) day following the Termination Date and all Percentage Rent (as defined in the Lease Agreements) shall be paid on or before the thirtieth (30/th/) day following the Termination Date, and (ii) the Aggregate Lease Termination Payment shall be paid at such time as all Rent through and including the Termination Date has been paid.

           (d)   Accounts Receivable.  On the Termination Date, the TRS shall
                 -------------------
purchase from the Lessees, pursuant to an Assignment of Accounts Receivable in the form of Exhibit 3(d) hereto, all guest ledger and city ledger accounts
            ------------
receivable of the Leased Hotels not more than ninety (90) days past due, after deducting all guest ledger accounts receivable that are (i) disputed by the guest, (ii) for personnel of the Lessees, or (iii) complimentary, and net of all applicable discounts other than credit card discounts not to exceed $1,000.00. The purchase price for the receivables shall be the face amount of such receivable, net of the foregoing adjustments and shall be paid by delivery of a promissory note from the TRS to the Lessees in the principal amount of the purchase price and in the form of Exhibit 3(d)-1. The Lessees will cooperate
                                  --------------
with the TRS in collecting all such receivables. Notwithstanding the foregoing, none of the REIT Parties shall be under any obligation to pursue fee-based collection proceedings or institute legal action to collect any such receivables. The TRS will permit the Lessees to pursue the collection of guest ledger and city ledger receivables being acquired by the TRS from the

Lessee as well as guest ledger and city ledger receivables more than ninety (90) days past due as of the Termination Date which are not being acquired by the TRS. On April 1, 2002, the Lessees will re-purchase all accounts receivable with respect to the Leased Hotels which remain uncollected at April 1, 2002, at the price paid by the TRS to the Lessees for such receivables. Thereafter, no further adjustments for accounts receivable shall occur between the TRS and the Lessees and upon receipt of payment in full for any and all accounts receivable re-purchased by the Lessees from the TRS, the TRS will re-assign all of its rights with respect to such accounts receivable to the Lessees pursuant to an Assignment of Accounts Receivable in the form of Exhibit 3(d) hereto.
                                                 ------------

Section 4.  The Closing.
            -----------

            (a)   Notice. On or before December 15, 2001, the Lessees will
                  ------
notify the REIT, in writing, (i) that the conditions set forth in Section 9(a) hereof have been satisfied and (ii) specifying a date, not more than 15 days and not less than 10 days following the date of the notice on which the transactions contemplated by the Agreement will close. If no such notice is provided, the closing will occur on the date set forth in subsection (b) below.

            (b)   Closing.  The closing of the transactions contemplated by this
                  -------
Agreement shall take place on December 31, 2001 (the "Termination Date") at the offices of Hunton & Williams, Richmond, Virginia or at such other place or such other date as the parties shall mutually agree.

            (c)   Closing Deliveries by the Lessees. On the Termination Date,
                  ---------------------------------
the Lessees shall execute and deliver or cause to be executed and delivered the following to the REIT Parties or the TRS:

                  (i)    duly executed counterpart to a closing statement;

                  (ii)   [Intentionally Left Blank];

                  (iii) duly executed counterpart to an Assignment of Contracts and Assumption Agreement in the form of Exhibit 4(c)(iii) hereto covering
                                             -----------------
     all Contracts to be assigned and assumed as of the Termination Date in accordance with Section 2(e) hereof;

                  (iv) duly executed opinion of counsel to the Lessees reasonably acceptable to the REIT Parties with respect to the matters set forth on Exhibit 4(c)(iv) hereto;
              ----------------

                  (v)    [Intentionally Left Blank];

                  (vi) duly executed certificate of the Lessees as to non-foreign status pursuant to Section 1445 of the Internal Revenue Code;

                  (vii) evidence reasonably acceptable to the REIT Parties that HHM has met the requirements to be an "eligible independent contractor" as defined in Section 856(d)(9) of the Internal Revenue Code.

               (viii) all payments required to be made by the Lessees on the Termination Date as set forth in Section 3 hereof;

               (ix) duly executed assignment of any sub-leases at any of the Hotels in the form of Exhibit 4(c)(ix) hereto, together with a copy of the
                           ----------------
     executed sub-lease and a notice to the sub-lessee that all rents thereafter shall be payable to the TRS;

               (x) upon request by the REIT, copies of all records, including without limitation, written, magnetic and electronic relating to the operation of the Hotels, and including all employee and payroll records; and

               (xi) such other documents as may be reasonably requested by the REIT Parties to consummate the transactions contemplated by this Agreement.

          (d)  Closing Deliveries by the REIT Parties.  On the Termination Date,
               --------------------------------------
the REIT Parties shall execute and deliver or cause to be executed and delivered the following to the Lessees:

               (i) all payments required to be made by the REIT Parties on the Termination Date as set forth in Section 3 hereof;

               (ii)   duly executed counterpart to a closing statement;

               (iii)  [Intentionally Left Blank];

               (iv) duly executed counterpart to an Assignment of Contracts and Assumption Agreement for each Leased Hotel in the form of Exhibit
                                                                   -------
     4(c)(iii) hereto covering all Contracts to be assigned and assumed as of
     ---------
     the Termination Date in accordance with Section 2(e) hereof;

               (v) duly executed opinion of counsel to the REIT Parties reasonably acceptable to the Lessees with respect to the matters set forth on Exhibit 4(d)(v) hereto; and
        ---------------

               (vi)   [Intentionally Left Blank];

               (vii) an indemnification agreement in favor of James I. Humphrey, Jr. in the from of Exhibit 4(d)(vii) hereto.
                                  -----------------

          (e)  Effect of Termination.
               ---------------------

               Effective on the Termination Date, (i) each Lease Agreement (including, without limitation, any lease agreement which was amended or restated thereby, the leasehold interest thereunder, and any rights to review, options, or rights of first offer or first refusal, if any, created thereby) shall terminate (ii) each Ancillary Agreement shall terminate and shall be null and void and have no further force and effect (except with respect to the provisions thereof which survive termination), and (iii) the TRS and HHM shall enter into the Management Agreements. Notwithstanding the foregoing, and except as otherwise contemplated by Section 3(c)(ii) hereof, on the Termination Date, each Lessee shall pay all Rent (as defined in the respective Lease Agreements) with respect to the Hotels then accrued and unpaid through the Termination Date.

Section 5.   Closing Inventories.
             -------------------

             On the Termination Date, the Lessees shall cause each Hotel to have on hand, at no cost to the REIT, inventories of the Significant Supplies at the levels and of the quality described on Exhibit 5 hereto.
                                       ---------

Section 6.   Employee Matters.
             ----------------

             The Lessees shall use their reasonable good faith efforts to maintain the services of the existing hotel employees prior to and after the Termination Date.

Section 7.   Transition of Hotel Management.
             ------------------------------

             (a)  Franchise Agreements.  Except with respect to any Franchise
                  --------------------
Agreement(s) maintained by the Lessees after the Termination Date pursuant to
Section 2(d)(ii) hereof, the parties shall exercise their good faith commercial efforts to obtain from each Franchisor a release of the applicable Lessee from all liabilities arising under each Franchise Agreement or any other related agreement from and after the Termination Date, and shall execute and deliver all documents reasonably required by Franchisors in connection therewith.

             (b)  Licenses.  The Lessees shall exercise good faith commercial
                  --------
efforts to assist the TRS in obtaining replacement Licenses. If the TRS is not able to obtain replacement Licenses for one or more of the Hotels effective as of (or as soon as practicable after) the Termination Date, the REIT shall so notify the Lessees at least ten (10) days prior to the Termination Date, and on the Termination Date, the TRS and the Lessees shall execute a temporary operating agreement, in form and substance mutually acceptable to the TRS and the Lessees, to allow the uninterrupted operation of such Hotels for a reasonable period of time after the Termination Date pending receipt of the replacement Licenses.

             (c)  Books and Records.  Upon request by the REIT, all books and
                  -----------------
records (including, but not limited to, accounting and financial records) for the Hotels kept by the Lessees, and all personnel files regarding Hotel Employees, shall be delivered to the TRS on or promptly after the Termination Date; provided, however, that such books and records shall thereafter be
      --------  -------
available to the Lessees at all reasonable times for inspection, audit, examination and transcription for a period of seven (7) years, and the Lessees may retain copies or computer records thereof. The Lessees will retain ownership of any computer equipment and licensed software owned by the Lessees but will provide the REIT Parties access to all data used in preparing and maintaining the books and records of the REIT Parties and the Hotels.

Section 8.   Financial Information.
             ---------------------

             From and after the date hereof, the Lessees shall (i) provide such financial information with respect to the Lessees and the Hotels as may be reasonably requested by the REIT Parties and their respective permitted successors and assigns, and (ii) exercise their good faith reasonable commercial efforts to obtain from their independent public accountants such consents, "comfort letters" and similar documents relating to the financial information described in clause (i) above as may reasonably be requested by the REIT Parties and their respective permitted successors and assigns for compliance with their respective SEC disclosure obligations and in connection with financing or similar transactions.

Section 9.   Conditions to Closing.
             ---------------------

             (a)  Conditions Precedent to Closing by the REIT Parties.  The
                  ---------------------------------------------------
obligations of the REIT Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver of the following conditions on or before the Termination Date:

                  (i)    Performance of Covenants.  The Lessees shall have (i)
                         ------------------------
     performed, satisfied and complied with all covenants and agreements required by this Agreement to be performed, satisfied or complied with by the Lessees on or before the Termination Date and (ii) obtained the consents described on Exhibit 16(b)(ii) hereto;
                           -----------------

                  (ii)   Actions, Suits, Proceedings. No action, suit or
                         ---------------------------
     proceeding by any governmental authority or other third party seeking to prevent or enjoin the transactions contemplated by this Agreement shall have been instituted or threatened on or before the Termination Date;

                  (iii)  Representations and Warranties. The representations and
                         ------------------------------
     warranties of the Lessees in Section 14 hereof shall continue to be true and correct as of the Termination Date;

                  (iv)   Eligible Independent Contractor.  HHM (and Supertel, if
                         -------------------------------
     Supertel is to manage any of the Hotels) shall meet the requirements of an "eligible independent contractor," as defined in Section 856(d)(9) of the Internal Revenue Code, as determined by the REIT; and

                  (v) receipt from the Franchisors of documentation reasonably acceptable to the REIT with respect to the Franchise Agreements.

             (b)  Conditions Precedent to Closing by the Lessees. The
                  ----------------------------------------------
obligations of any of the Lessees to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver of the following conditions on or before the Termination Date:

                  (i)    Performance of Covenants. The REIT Parties shall have
                         ------------------------
     (i) performed, satisfied and complied with all covenants and agreements required by this Agreement to be performed, satisfied or complied with by the REIT Parties on or before the Termination Date and (ii) obtained the consents described on Exhibit 16(a)(ii) hereto;
                           -----------------

                  (ii)   Actions, Suits, Proceedings. No action, suit or
                         ---------------------------
     proceeding by any governmental authority or other third party seeking to prevent or enjoin the transactions contemplated by this Agreement shall have been instituted or threatened on or before the Termination Date; and

                (iii) Representations and Warranties.  The representations and
                      ------------------------------
     warranties of the REIT Parties in Section 16(b) hereof shall continue to be true and correct as of the Termination Date.

Section 10. Termination.
            ------------

            (a) Termination Due to Other Circumstances.  This Agreement may be
                --------------------------------------
terminated:

                (i) at any time by mutual written agreement of all parties hereto;

                (ii) by any party hereto if the Termination Date shall not have occurred on or before December 31, 2001; provided, however, that this
                                              --------  -------
     provision shall not be available to the Lessees if the REIT Parties have the right to terminate this Agreement under clause (iii) below, and this provision shall not be available to the REIT Parties if the Lessees have the right to terminate this Agreement under clause (iv) below;

                (iii) by the REIT Parties if there is (A) a breach of any material covenant or material agreement to be complied with or performed by the Lessees pursuant to the terms of this Agreement and such breach has not been cured by the Termination Date or (B) a failure of any condition set forth in Section 9(a) hereof to be satisfied on or prior to the Termination Date; or

                (iv) by the Lessees if there is (A) a breach of any material covenant or material agreement to be complied with or performed by the REIT Parties pursuant to the terms of this Agreement and such breach has not been cured by the Termination Date, or (B) a failure of any condition set forth in Section 9(b) hereof to be satisfied on or prior to the Termination Date.

            (b) Effect of Termination. The termination of this Agreement
                ---------------------
pursuant to Section 10(a) above shall not affect the right of any party to bring any action for breach of this Agreement, and the obligations of the parties under Sections 11 and 13 of this Agreement shall survive any such termination. Each of the Lessees shall be jointly and severally liable for any breach of this Agreement by either of the Lessees, and each of the REIT Parties shall be jointly and severally liable for any breach of this Agreement by any of the REIT Parties.

Section 11. Public Announcements; Confidentiality.
            --------------------------------------

            (a) Public Announcements.  The Lessees shall not issue or make any
                --------------------
reports, statements or releases to the public or generally to its employees, customers, suppliers or other persons with respect to this Agreement or the transactions contemplated hereby without giving the REIT three (3) business days to comment on such report, statement or release.

            (b) Confidentiality.  Each party hereto shall keep confidential, and
                ---------------
shall cause its directors, officers, employees, agents, representatives and advisors to keep confidential, any information from time to time received by it from any other party regarding such other party or its business affairs; provided, however, that nothing herein shall restrict the disclosure of any such
--------  -------
information to the extent required by statute, rule (including Nasdaq rules and rules and regulations of the Securities and Exchange Commission), regulation or judicial process, or the disclosure of any such information which is generally available to the public.

Section 12. Further Covenants and Agreements.
            ---------------------------------

            (a) Cooperation. Each party hereby agrees to cooperate in good faith
                -----------
with the other parties and to execute and deliver such other agreements, documents or instruments as may be necessary or desirable in connection with the transactions contemplated by this Agreement (including, without limitation, the termination of the Lease Agreements and the Ancillary Agreements and the operational settlement procedures described in Section 3(b)). Each party hereby further agrees to use its good faith commercial efforts to obtain consents and waivers from third parties, including Franchisors, suppliers, vendors, employees, lessors, lessees, lenders, trustees, rating agencies and other third parties necessary to effect the transactions contemplated by this Agreement, including, without limitation, all requisite consents and waivers identified on
Exhibit 16(a)(ii) hereto and Exhibit 16(b)(ii) hereto.  Notwithstanding the
-----------------            -----------------
foregoing, the parties agree that the Lessees' compliance with the provisions of
Section 9(a)(iv) of this Agreement is solely the responsibility of the Lessees and nothing herein shall be deemed to require the REIT Parties to take any action or execute any agreement or waiver with respect thereto.

            (b) Norfolk Office Lease. The parties agree that the lease agreement
                --------------------
with respect to the office building in Norfolk, Nebraska shall be amended so that the term of the lease agreement shall be co-terminus with the Management Agreement. For this purpose only, the Management Agreement will be deemed to have been terminated if the number of the REIT's hotels in the midwest division subject to the Management Agreement falls below fifteen (15) hotels.

            (c) Hotel Budgets. The Lessees have prepared and submitted to the
                -------------
TRS and the Lessors operating budgets for each Hotel for 2002 reflecting the termination of the Lease Agreements and the implementation of the Management Agreement effective January 1, 2002.

            (d) Property Tax Payments.  The Lessees agree to pay, when due, all
                ---------------------
real and personal property tax payments due on or prior to the Termination Date and shall submit to the REIT on or prior to the Termination Date satisfactory evidence and documentation for such payments. In addition, the Lessees shall pay when due all tax payments not yet due and owing as of the Termination Date for which payment was made to the Lessees by the REIT Parties on or about January 1, 2001 as described in Exhibit 12(d) and shall provide the REIT Parties
                                -------------
satisfactory evidence and documentation for such payments.  Exhibit 12(d)
                                                            -------------
describes all such tax payments made by the Lessees through December 31, 2001 and the amount and date of future payments.

            (e) Repairs and Maintenance.  The Lessees have spent, prior to the
                -----------------------
Termination Date, not less than ninety five percent (95%) of the budgeted 2001 maintenance and repair expenses for each Hotel and the budgeted 2001 marketing expenses for each Hotel and shall submit to the REIT on or prior to the Termination Date satisfactory evidence and documentation for such payments.

            (f) Foreclosure Property Election.  If the REIT decides to make a
                -----------------------------
foreclosure property election under Section 856(e) of the Internal Revenue Code with respect to the Sale Hotels, the Lessees agree to cooperate in good faith with the REIT in making such election.

            (g) Rent Payment.  The Lessees shall pay all Rent owing prior to the
                ------------
Termination Date as and when it becomes due.

Section 13. Costs and Expenses; Indemnities.
            --------------------------------

            (a) Costs and Expenses.
                ------------------

                (i)   Costs and Expenses Payable by the Lessees.  In addition to
                      -----------------------------------------
     other costs and expenses set forth herein, the Lessees shall pay all fees, costs and expenses associated with (A) obtaining the consents, waivers and other actions described on Exhibit 16(b)(ii) hereto and (B) the Franchise
                                -----------------
     Agreements, Contracts and Licenses for the period prior to the Termination Date (other than amounts relating to the assignment or termination thereof, which shall be the responsibility of the TRS).

                (ii)  Costs and Expenses Payable by the REIT Parties. In
                      ----------------------------------------------
     addition to other costs and expenses set forth herein, the REIT Parties shall pay all fees, costs and expenses associated with (A) the replacement or termination of the Franchise Agreements applicable to the Hotels in accordance with Section 2(d) hereof, including, without limitation, new license application fees, change of ownership fees, liquidated damages, PIP costs and other payments owing to the franchisors thereunder, as a result of the assignment of the applicable Lease Agreement or Franchise Agreement, the change of ownership of the franchise, the execution of a replacement Franchise Agreement with the TRS, or otherwise, (B) the replacement and termination of the Licenses applicable to the Hotels in accordance with
     Section 7(b) hereof, (C) the assignment or termination of the Contracts applicable to the Hotels (other than the Excluded Material Contracts) in accordance with Section 2(d) hereof, and (D) obtaining the consents, waivers and other actions described on Exhibit 16(a)(ii) hereto; provided,
                                            -----------------         --------
     however, that notwithstanding the foregoing, the REIT Parties shall not be
     -------
     responsible for amounts owing by the Lessees or any of their affiliates under the Franchise Agreements (normal franchise fees), Contracts, Licenses for the period prior to the Termination Date, all of which shall be paid by the Lessees.

                (iii) Other Costs and Expenses. Except as otherwise specifically
                      ------------------------
     provided herein, each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and the other documents and instruments contemplated herein and in performing their respective obligations hereunder and thereunder; provided, however, that the REIT Parties will reimburse the Lessees up to
     --------  -------
     $500 per trip for reasonable documented out-of-pocket travel expenses incurred by the Lessees in visiting the REIT's lenders.

            (b) Indemnity by the Lessees.  The Lessees agree, jointly and
                ------------------------
severally, to indemnify, defend and hold harmless the REIT Parties and their respective affiliates, officers, directors, shareholders, employees and agents (collectively, the "REIT Indemnitees") from and against any and all claims, demands, obligations, losses, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, costs and expenses, and any and all actions, suits and proceedings in respect thereof (collectively, "Liabilities"), suffered or incurred by any REIT Indemnitee as a result of (i) the breach of any covenant of the Lessees set forth herein or in any document or instrument delivered in connection herewith, (ii) the failure of any representation and warranty made by the Lessees herein to be true and correct, (iii) the leasing and operation of the Hotels by the Lessees prior to the Termination Date, including, without limitation, claims or causes of action relating in any way to any employees of the Lessees based upon events occurring prior to the Termination Date, including but not limited to any alleged or actual unfair labor practices, employment discrimination charges and lawsuits, violations of collective bargaining contracts or trust agreements, and any other claims regarding employment, severance, safety, compensation, benefits or other matters, or (iv) any untrue statement of a material fact or omission of any material fact included in written information provided by any Lessee to any of the REIT Parties or their respective permitted successors and assigns expressly for inclusion in any report or registration statement filed with the Securities and Exchange Commission or (v) failure of the Lessees to pay, when due, all real and personal property taxes in accordance with the provisions of Section 12(d) hereof. The Lessees shall pay any and all amounts they agree to be owing or which are otherwise proven to be owing under this indemnity within thirty (30) days after demand by the applicable REIT Indemnitee together with reasonable supporting documentation therefor. This indemnity shall survive the Termination Date for a period of four (4) years plus, with respect only to any claim for indemnification made hereunder before the expiration of such four (4)-year period, any period during which such claim is pending and unresolved hereunder. Payment of a Liability by a REIT Indemnitee shall not be a condition precedent to the obligations of the Lessees under this indemnity.

          (c) Indemnity by the REIT Parties.  The REIT Parties agree, jointly
              -----------------------------
and severally, to indemnify, defend and hold harmless the Lessees and their respective affiliates, officers, directors, shareholders, employees and agents (collectively, the "Lessee Indemnitees") from and against any and all Liabilities suffered or incurred by any Lessee Indemnitee as a result of (i) the breach of any covenant of any REIT Party set forth herein or in any document or instrument delivered in connection herewith, (ii) the failure of any representation and warranty made by the REIT Parties herein to be true and correct in all material respects and (iii) liabilities arising under the Franchise Agreements from and after the Termination Date. The REIT Parties shall pay any and all amounts they agree to be owing or which are otherwise proven to be owing under this indemnity within thirty (30) days after demand by the applicable Lessee Indemnitee together with reasonable supporting documentation therefor. This indemnity shall survive the Termination Date for a period of four (4) years plus, with respect only to any claim for indemnification made hereunder before the expiration of such four (4)-year period, any period during which such claim is pending and unresolved hereunder. Payment of a Liability by a Lessee Indemnitee shall not be a condition precedent to the obligations of the REIT Parties under this indemnity.

          (d) Defense of Claims.  If a claim for Liabilities is to be made by a
              -----------------
party entitled to indemnification under this Section 13, the party entitled to such indemnification shall give written notice to the indemnifying party as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Liabilities for which indemnification may be sought under this Section 13. If any action, suit or proceeding alleging a claim for Liabilities is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable. After such notice, the indemnifying party shall be entitled, if it so elects, (i) to take control of the defense and investigation of such action, suit or proceeding, (ii) to employ and engage attorneys and experts reasonably satisfactory to the indemnified party to handle and defend the same, and (iii) with the indemnified party's consent, to settle such action, suit or proceeding, all at the indemnifying party's sole risk and expense, provided, in each instance, that the indemnifying
                               --------
party and such counsel shall proceed with diligence and in good faith with respect thereto; and provided, further that any such settlement shall include,
                     --------  -------
among other things, an absolute and unconditional release of the indemnified party from all Liabilities. The indemnified party shall cooperate in all reasonable respects with the indemnifying party and such attorneys in the investigation, trial and defense of such action, suit or proceeding and any appeal arising therefrom; provided, however, that the indemnified party may, at
                          --------  -------
its own cost, participate in the investigation, trial and defense of such action, suit or proceeding and any appeal arising therefrom.

Section 14. Disclosure.
            -----------

            (a) Representations and Warranties of the Lessees. The Lessees
                ---------------------------------------------
hereby make the following representations and warranties to the REIT Parties:

                (i)  Litigation.  Section (a) of Exhibit 14 hereto sets forth a
                     ----------                  ----------
     true and correct list of all pending and threatened actions, suits and proceedings against the Lessees or affecting the Hotels as of the date hereof.

               (ii)  Material Contracts.  Section (b) of Exhibit 14 hereto sets
                     ------------------                  ----------
     forth a true and correct list of all Material Contracts as of the date hereof.

               (iii) Subleases.  Section (c) of Exhibit 14 hereto sets forth a
                     ---------                  ----------
     true and correct description of each sublease at any Hotel.

               (iv)  Other Agreements.  Section (d) of Exhibit 14 hereto sets
                     ----------------                  ----------
     forth a true and complete list of any management agreements or other agreements affecting any of the Hotels not otherwise described in sections
     (b) or (c) of Exhibit 14.
                   ----------

               (v)   Rent. The Lessees have paid all Rent due and owing under
                     ----
     the Lease Agreements.

               (vi)  Due Organization. Each of the Lessees is duly incorporated,
                     ----------------
     validly existing and in good standing under the laws of the state of its incorporation and is duly qualified and in good standing to conduct business as a foreign corporation in each other state in which the Hotels are located and where such qualification is required by applicable law.

               (vii) Due Execution.  The execution, delivery and performance of
                     -------------
     this Agreement and the consummation of the transactions contemplated herein by each of the Lessees has been duly authorized by all necessary corporate action. The Agreement constitutes a valid and binding agreement of each of the Lessees, enforceable in accordance with its terms.

                (viii) Consents.  Except as set forth on Exhibit 16(a)(ii) and
                       --------                          -----------------
     Exhibit 16(b)(ii) hereto and except for required consents to the
     -----------------
     assignment, replacement and/or termination of the Franchise Agreements (and related agreements), the Licenses and the Contracts, no consents, waivers or other actions by any third party are required in connection with the execution, delivery and performance of any Agreement by any of the Lessees.

                (ix)   No Conflicts. The execution and delivery of this
                       ------------
     Agreement by the Lessees and the consummation by the Lessees of the transactions contemplated hereby will not, (A) violate any judgment, order, injunction, decree, regulation or ruling of any court or governmental entity or (B) conflict with, result in a breach of, or constitute a default under the articles of incorporation or by-laws of the Lessees, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or other material agreement or instrument to which either Lessee is a party or by which either Lessee may be bound.

                (x)    Bankruptcy.  Neither of the Lessees has (A) commenced a
                       ----------
     voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (B) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator or similar official in any federal, state or foreign judicial or non-judicial proceedings, to hold, administer and/or liquidate all or substantially all of its property, or (C) made an assignment for the benefit of creditors as an alternative to commencing a petition of bankruptcy.

            (b) Updating of Disclosures. The Lessees shall promptly update any
                -----------------------
of the information set forth in Exhibit 14 hereto to include developments after
                                ----------
the date hereof by delivering written notice of such new developments to the REIT Parties.

Section 15. Counterparts.
            -------------

            This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all counterparts together shall constitute one and the same instrument.

Section 16. Representations and Warranties of the REIT Parties.
            ---------------------------------------------------

            The REIT Parties hereby represent and warrant to the Lessees that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein by each of the REIT Parties has been duly authorized by all necessary corporate or partnership action, as the case may be. The Agreement constitutes a valid and binding agreement of each of the REIT Parties, enforceable in accordance with its terms.

Section 17. Notices.
            --------

            Any notice required or permitted to be given under this Agreement shall be in writing and shall be sent by facsimile transmission (confirmed by any of the following methods: overnight delivery (with proof of delivery), courier service (with proof of delivery), hand delivery, or certified or registered mail (return receipt requested and first class postage prepaid)) and addressed as follows:

            If to a Lessee:

                 c/o Humphrey Hospitality Management, Inc.
                 7170 Riverwood Drive, Suite A
                 Columbia, MD 21046
                 Attention: President
                 Facsimile: 443-259-4999

            with a copy (which shall not constitute notice) to:

                 Gallagher, Evelius & Jones
                 Park Charles
                 218 North Charles Street
                 Baltimore, MD 21201
                 Attention: Kevin Davidson, Esq.
                 Facsimile: 417-837-3085

            If to any REIT Party:

                 c/o Humphrey Hospitality Trust, Inc.
                 7170 Riverwood Drive, Suite A
                 Columbia, MD 21046
                 Attention: President
                 Facsimile: 443-259-4999

            with a copy (which shall not constitute notice) to:

                 Hunton & Williams
                 Riverfront Plaza, East Tower
                 951 East Byrd Street
                 Richmond, VA 23219
                 Attention: David C. Wright, Esq.
                 Facsimile: (804) 788-8218

       or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date the notice is received or receipt is rejected.

Section 18. Successors and Assigns.
            -----------------------

            This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No Lessee may make any assignment of this Agreement or any rights or obligations hereunder without the prior written consent of the REIT. The REIT Parties may assign their rights hereunder to an affiliate of the REIT without the consent of the Lessees. This Agreement and the Exhibits hereto shall be construed and interpreted without reference to any canon or rule of law requiring interpretation against the party drafting or causing the drafting of this Agreement or the portions in question, it being agreed and understood that all parties have participated in the preparation of this Agreement.

Section 19. Entire Agreement; Amendments.
            ----------------------------

            This Agreement and the exhibits and schedules hereto constitute the entire agreement among the parties hereto with respect to the subject matters hereof and supersede all prior agreements and understandings among the parties with respect to the matters set forth herein, including, without limitation, any termination or survival provisions in the Lease Agreements. No addition to or amendment or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by each party hereto.

Section 20. Headings.
            ---------

            Headings of the sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

Section 21. Incorporation.
            --------------

            The exhibits hereto are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

Section 22. Enforcement of Agreement.
            -------------------------

            The parties agree that irreparable damage will occur in the event that any of the provisions of this Agreement is not performed in accordance with the specific terms hereof or are otherwise breached. It is accordingly agreed that in addition to any other remedy to which the parties are entitled at law or in equity, the parties shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court in the State of Maryland.

Section 23. Governing Law.
            --------------

            This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to its rules of conflicts of laws.

Section 24. Severability.
            -------------

            Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 25. Attorneys' Fees.
            ----------------

            If any party brings an action against another party to enforce any provision of this Agreement, the prevailing party in such action shall be entitled to recover its court costs, attorneys' fees and expenses in the judgment rendered through such action.

Section 26. Time of the Essence.
            --------------------

            Time is of the essence of this Agreement.

Section 27. Risk of Loss.
            -------------

            In the event of a casualty or condemnation affecting any Hotel, no party shall have the right to terminate this Agreement and the applicable Lessee shall hold and assign to the applicable Lessor or the TRS any and all proceeds of property insurance or any condemnation award relating to such casualty or condemnation as of the Termination Date. The Lessees shall be entitled to retain the proceeds of business interruption insurance payable to the Lessees as a result of such casualty or condemnation affecting any Hotel prior to or as of the Termination Date, subject to the Lessees continuing to pay all Rent under the Lease Agreements, when due, prior to and as of the Termination Date.

Section 28. Survival.
            ---------

            Except as limited by Section 13 hereof, all agreements and obligations of the parties to this Agreement shall survive the Termination Date.

Section 29. Offsets.
            --------

            The parties hereto may offset amounts owed to other parties hereunder against any amounts owed pursuant to any other agreements among the parties.

                           [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, each party has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

                                       HUMPHREY HOSPITALITY
                                       MANAGEMENT, INC.


                                       By: /s/ James I. Humphrey, Jr.
                                           -------------------------------------
                                       Name:   James I. Humphrey, Jr.
                                             -----------------------------------
                                       Title:  Chairman
                                              ----------------------------------


                                       SUPERTEL HOSPITALITY MANAGEMENT, INC.


                                       By: /s/ James I. Humphrey, Jr.
                                           -------------------------------------
                                       Name:   James I. Humphrey, Jr.
                                             -----------------------------------
                                       Title:   Chairman
                                              ----------------------------------


                                       HUMPHREY HOSPITALITY TRUST, INC.


                                       By: /s/ George R. Whittemore
                                           -------------------------------------
                                       Name: George R. Whittemore
                                       Title: President


                                       HUMPHREY HOSPITALITY LIMITED PARTNERSHIP

                                       By:  Humphrey Hospitality REIT Trust,
                                            general partner


                                       By: /s/ George R. Whittemore
                                           -------------------------------------
                                       Name:  George R. Whittemore
                                       Title:  President

                                  E&P FINANCING LIMITED PARTNERSHIP

                                  By:  E&P REIT Trust,
                                       general partner


                                  By: /s/ George R. Whittemore
                                      ------------------------------------------
                                  Name: George R. Whittemore
                                  Title: President


                                  SOLOMONS BEACON INN LIMITED PARTNERSHIP

                                  By: Humphrey Hospitality Limited Partnership, its general partner

                                  By:  Humphrey Hospitality REIT Trust,
                                       its general partner

                                  By:  /s/ George R. Whittemore
                                      ------------------------------------------
                                  Name: George R. Whittemore
                                  Title: President



                                  TRS LEASING, INC.


                                  By: George R. Whittemore
                                      ------------------------------------------
                                  Name: George R. Whittemore
                                  Title: President

                                      S-2